UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
________________________________________

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☒	Definitive Proxy Statement

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Midas Series Trust
(Name of Registrant as Specified in Its Charter)

 (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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MIDAS SERIES TRUST
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

New York, NY
October 6, 2020

Dear Fellow Shareholders:

The Board of Trustees of Midas Series Trust, a Delaware statutory trust (the “Trust”), has called a special Meeting  of shareholders (“Meeting”) regarding important matters concerns the two series of investment portfolios currently offered by the Trust:  Midas Fund and Midas Magic  (each, a “Fund,” and collectively, the “Funds”).   The Meeting will be held at the Trust’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on November 17, 2020 at 9:00 a.m. ET.  At the Meeting, shareholders will be asked to consider and approve the following proposal:
To elect each of Jon Tomasson and Roger Atkinson to the Board of Trustees of the Trust, until his successor is elected and qualifies.
The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote FOR each nominee named in the proposal.
Formal notice of the Meeting appears on the next page.  It is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet (if available) at your earliest convenience.
On behalf of the Board and the management of each Fund, I extend our appreciation for your continued support.

Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT!
We consider the vote of each shareholder important, whatever the number of shares held.
PLEASE SIGN, DATE, AND RETURN YOUR PROXIES IN THE ENCLOSED ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET (IF AVAILABLE) AT YOUR EARLIEST CONVENIENCE.
Delay may cause the Trust to incur additional expenses to solicit votes for the Meeting.

MIDAS SERIES TRUST
11 Hanover Square
New York, NY 10005
www.MidasFunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 17, 2020
October 6, 2020
To the Shareholders of Midas Fund and Midas Magic, each a series of Midas Series Trust:

Notice is hereby given that a special meeting of shareholders (“Meeting”) of Midas Series Trust (the “Trust”) will be held at the Trust’s principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005, on November 17, 2020, at 9:00 a.m. ET.  At the Meeting, shareholders of the two series of investment portfolios currently offered by the Trust – Midas Fund and Midas Magic (each a “Fund” and collectively, the “Funds”) – will be asked to consider and approve the following proposal:
To elect each of Jon Tomasson and Roger Atkinson to the Board of Trustees of the Trust, until his successor is elected and qualifies.
The proposal is discussed in the Proxy Statement attached to this Notice.  THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE NAMED IN THE PROPOSAL.  Only holders of record at the close of business on September 29, 2020 (the “Record Date”), are entitled to receive notice of, and to vote at, the Meeting.
It is important that your shares be represented at the Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet (if available) at your earliest convenience.

RUSSELL KAMERMAN
Secretary

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 17, 2020:  This Notice of the Special Meeting of Shareholders, Proxy Statement, and form of proxy card are available on the Funds’ website at www.MidasFunds.com.
IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET (IF AVAILABLE).  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.  WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.  THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts:  When shares are held jointly, either holder may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA or UTMA
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

SPECIAL MEETING OF SHAREHOLDERS
OF
MIDAS SERIES TRUST

11 Hanover Square
New York, NY 10005
www.MidasFunds.com

PROXY STATEMENT
October 6, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Midas Series Trust, a Delaware statutory trust (the “Trust”), on behalf of its two series of investment portfolios, Midas Fund and Midas Magic  (each, a “Fund,” and collectively, the “Funds”).  The Board is soliciting proxies to be voted at a Special Meeting of Shareholders of the Trust to be held at the Trust’s  principal executive offices at 11 Hanover Square, 12th Floor, New York, New York  10005, on November 17, 2020 at 9:00 a.m. ET, and at any adjournments or postponements thereof (the “Meeting”).

At the Meeting, shareholders will be asked to consider and approve the following proposal:
To elect each of Jon Tomasson and Roger Atkinson to the Board of Trustees, until his successor is elected and qualifies.

Paper copies of our proxy materials are being sent to registered shareholders, that is, those whose shares are registered directly in shareholders’ names with the Trust’s transfer agent, Ultimus Asset Services, LLC.  “Street name” shareholders, those whose shares are held in the name of a bank, broker or other nominee on the shareholders’ behalf, are being sent a Notice of Internet Availability of Proxy Materials.  Street name shareholders must request paper copies of our proxy materials.  It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to shareholders as of the Record Date (defined below) on or about October 13, 2020.
The Board has fixed the close of business on September 29, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”).  On the Record Date, each Fund had the following number of shares issued and outstanding:
Fund	Total Shares Outstanding
Midas Fund	12,080,344.21
Midas Magic	711,377.27
Total	12,791,721.48

The Trust prepares and mails to Fund shareholders financial reports, normally on a semi-annual basis. The Trust will furnish to shareholders upon request, without charge, copies of the Funds’ Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any. Requests for such Annual and/or Semi-Annual Reports should be directed to the Trust at 11 Hanover Square, 12th Floor, New York, New York 10005 or by telephone toll-free at 855-411-6432. Copies can also be obtained by visiting our website at www.MidasFunds.com. Copies of our Annual and Semi-Annual Reports are also available on the EDGAR Database on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.
Due to concerns about the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at a physical location or virtually solely by means of remote communication or via a live webcast or that we may allow for virtual attendance. If we take this step, we will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.MidasFunds.com as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

PRINCIPAL SHAREHOLDERS
As of September 1, 2020, the Trust is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning of record or beneficially more than 5% of each Fund’s outstanding shares, except as follows:
Fund	Name and Address of Owner	Amount and Nature of Ownership	Percentage of Outstanding Shares
Midas Fund	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105	635,360.9270 shares (represents record ownership)	5.24%
	Charles Schwab & Co. Inc./Reinvest Acct Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4122	769,276.5990 shares (represents record ownership)	6.35%
	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	981,507.3890 shares (represents record ownership)	8.10%

Midas Magic	None

The following table sets forth ownership of each Fund’s outstanding shares by the Trustees, each Nominee, and named executive officers, as well as the number of outstanding shares beneficially owned by all of the Trustees, Nominees, and named executive officers as a group. Amounts owned reflect ownership as of September 1, 2020.

Name of Beneficial Owner	Midas Fund Amount and Nature of Beneficial Ownership	Midas Fund Percent of Outstanding Shares	Midas Magic Amount and Nature of Beneficial Ownership	Midas Magic Percent of Outstanding Shares	Trust Voting Power
Roger Atkinson	0	0%	0	0%	0%
Thomas O’Malley	0	0%	0	0%	0%
Jon Tomasson	0	0%	0	0%	0%
Peter K. Werner	12,443	*%	528	*%	*%
Thomas B. Winmill	55,549	*%	9,563	1.34%	*%
Trustees, Board Nominees, and Named Executive Officers as a Group (5 persons)	67,992	*%	10,091	1.41%	*%

* Less than one percent.

As of September 1, 2020, no independent Trustee or Nominee or member of his immediate family owned beneficially or of record any securities in Midas Management Corporation, the Funds’ investment manager (“Midas Management” or the “Investment Manager”) or Midas Securities Group, Inc., the Funds’ distributor (“Midas Securities”), or in any person controlled by, under common control with, or controlling the Investment Manager or Midas Securities.
VOTING AND QUORUM REQUIREMENTS
Each outstanding share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the matters to be voted on at the Meeting.  All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein.  If you properly execute and return your proxy but do not indicate any voting instructions, your shares will be voted “FOR” the proposal.  Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Trust at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the outstanding shares of the Trust entitled to vote at the Meeting.  In the absence of a quorum, the shareholders present in person or by proxy or, if no shareholder entitled to vote is present in person or by proxy, the chairman of the meeting may adjourn the meeting without determining the date of the new meeting or from time to time to a date not more than 120 days after Record Date without further notice other than announcement at the Meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.
As set forth in the Trust’s Amended Trust Instrument, except when a larger vote is required by law, the Amended Trust Instrument or the Trust’s Amended By-Laws, if a Nominee has been approved by a majority of the Trustees then in office, a plurality of the outstanding shares of the Trust present in person or represented by proxy and entitled to vote shall elect a Trustee. Because each Nominee for trustee was approved by a majority of the Trustees then in office, a plurality of the outstanding shares of the Trust present in person or represented by proxy and entitled to vote shall be sufficient to elect each Nominee as a Trustee. “Plurality of the votes” means each Nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.
Properly executed proxies may contain instructions to withhold authority to vote or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”).  The shares represented by abstentions will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but in the context of a plurality vote requirement, will not constitute a vote “for” or “against” the proposal and, therefore, will be disregarded in determining “votes cast” on an issue.

The Proposal
ELECTION OF TRUSTEES

Upon the recommendation of the Board’s Nominating Committee, with the unanimous approval of the Independent Trustees, the Board approved the nomination of each of Jon Tomasson and Roger Atkinson (the “Nominees”) for election as Trustees to the Board of the Trust.  Mr. Tomasson currently serves as a Trustee of the Trust and has served in that capacity since originally appointed.  Mr. Atkinson does not currently serve as a Trustee of the Trust.  Neither Nominee has been elected by shareholders previously.  If elected, each Nominee will serve until his successor is elected and qualifies.
The persons named in the accompanying form of proxy intend to vote each such proxy “FOR” the election of each Nominee, unless a shareholder specifically indicates on a proxy the desire to withhold authority to vote for each Nominee.  If elected, each Nominee would serve as a Trustee who is not an “interested person” (“Independent Trustee” or “Independent Nominee”), as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust.
It is not contemplated that the Nominees will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as Nominee.  The Nominees have consented to being named in this Proxy Statement and have agreed to serve as Trustee if elected.  In the event Mr. Tomasson is not duly elected, as proposed and qualified, Mr. Tomasson shall be deemed holding over and shall continue to manage the business and affairs of the Trust as a member of the Board until his successor is elected and qualifies.
Information Regarding each Nominee
Information about the Nominees, including their addresses, ages, principal occupations and other directorships during the past five years, is set forth in the table below.

Name, Address(1), and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/Nominee	Other Directorships Held by Trustee/Nominee During Past Five Years(4)
Nominee for Independent Trustee(2)
Roger Atkinson January 25, 1961	N/A	N/A(5)	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	1	None
Jon Tomasson September 20, 1958	Trustee	Since 2017(5)
Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.
				4	None

(1)	The mailing address of each Nominee is 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)
An “Independent Trustee” is a person who is not an “interested person” of the Trust, as defined under the 1940 Act. Neither the Nominees, nor their immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(3)
The Fund Complex is comprised of the Trust (with two Funds or series), Dividend and Income Fund (a closed end fund), and Foxby Corp. (a closed end fund) which are all managed by the Investment Manager or its affiliates.

(4)
Refers to directorships and trusteeships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(5)	If elected, each Nominee will serve until his successor is elected and qualifies, his death, or the Trust terminates, whichever is sooner, with certain exceptions.
Qualifications and Experience of the Nominees

In considering each Nominee for election, the Board evaluated each Nominee’s background and his qualifications. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that such Nominee should be elected as a Trustee of the Trust, the Board considered and evaluated each Nominee’s relevant knowledge, experience, expertise, and independence.  Mr. Atkinson has experience with financial, accounting, regulatory, investment, and board operational matters as a result of his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company, and as a result of his service as a trustee of another investment company managed by an affiliate of the Investment Manager. Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his current positions as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as a director or trustee of other investment companies managed by the Investment Manager and/or its affiliates. In addition, the Board considered each Nominee’s experience with financial matters as a result of his industry experience.

Trustees of the Trust

In addition to Mr. Tomasson, the Board of the Trust is currently comprised of the individuals listed below.
Name, Address,(1) and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(4)
Independent Trustee(5)
Peter K. Werner August 16, 1959	Trustee	Since 2012 (Predecessor Fund: 2004)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
Interested Trustee
Thomas B. Winmill, Esq.(6) (7) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee; Chairman, President, Chief Executive Officer, Chief Legal Officer	Since 2012 (Predecessor Fund: 1993)
Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc., registered broker-dealers (collectively, the “Broker-Dealers”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated (“Winco”), a holding company. He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”) and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is the portfolio manager of Midas Fund, Midas Magic, Dividend and Income Fund, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
				4	None
(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions.
(3)
The Fund Complex is comprised of the Trust (with two Funds or series), Dividend and Income Fund (a closed end fund), and Foxby Corp. (a closed end fund) which are all managed by the Investment Manager or its affiliates.

(4)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex. Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During the Past 5 Years.”

(5)
An “Independent Trustee” is a Trustee who is not an “interested person” of the Trust, as defined under the 1940 Act. None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(6)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted herein.
(7)	Thomas B. Winmill and Mark C. Winmill are brothers.

Executive Officers of the Trust

The executive officers of the Trust, other than those who serve as Trustees, are as follows:

OFFICERS OF THE TRUST
Name, Address(1), and Date of Birth	Title and Officer Since(2)	Principal Occupation and Business Experience for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017
Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation, a real estate company (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco, and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President since 2012 (Predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012 (Predecessor Fund: 2005)
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President since 2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.
(2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board. The officers were last elected on December 11, 2019.
(3) Thomas B. Winmill and Mark C. Winmill are brothers.

Trustee and Executive Officer Compensation
Effective April 1, 2020, the basis of compensation for the Independent Trustees is a quarterly retainer of $625, a fee of $1,875 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, an additional $500 for each committee meeting attended by the chair of such committee, and $2,000 for each shareholders’ meeting attended. Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending such meetings. The Trust currently has no bonus, profit sharing, pension, or retirement plan for the Independent Trustees. The Fund’s Interested Trustees and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager. Although pursuant to the Fund’s investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services (including, but not limited to compliance and accounting services), no current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund (compensation of the Chief Compliance Officer by the Investment Manager is subject to the approval of the Board of the Trust, including a majority of the Independent Trustees).
The aggregate amount of compensation paid to each Trustee by the Funds and by the other investment companies in the Fund Complex for which such Trustee was a Board member for the year ended December 31, 2019, is as follows:
	Aggregate Compensation from Midas Fund	Aggregate Compensation from Midas Magic	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees(1)
Jon Tomasson	$6,140	$5,360	None	None	$44,375
Peter K. Werner	$6,718	$5,782	None	None	$46,375
Interested Trustee
Thomas B. Winmill	$0	$0	None	None	$0

(1)
Effective April 1, 2019 through March 31, 2020, the basis of compensation for the Independent Trustees was a quarterly retainer of $625, a fee of $1,875 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, and $2,000 for each shareholders’ meeting attended.   Effective April 1, 2019 through December 11, 2019, Independent Trustees were paid $1,000 per annum per committee chaired and effective December 12, 2019 through March 31, 2020, Independent Trustees were paid $500 per committee meeting attended. The total compensation Roger Atkinson received from Dividend and Income Fund for the fiscal year ended December 31, 2019 was $29,375.

Russell Kamerman, Esq., the Chief Compliance Officer, Secretary, and General Counsel of the Funds, received aggregate compensation from the Trust in the amount of $48,597 for the fiscal year ended December 31, 2019.
Security Ownership of Management
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in each Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Nominee as of September 1, 2020.
Name of Trustee or Nominee	Dollar Range of Equity Securities in Midas Fund	Dollar Range of Equity Securities in Midas Magic	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustee Nominees:
Roger Atkinson	None	None	$10,001 - $50,000
Jon Tomasson	None	None	None
Independent Trustee:
Peter K. Werner	$10,001 - $50,000	$10,001 - $50,000	$ 10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000	Over $100,000

As of September 1, 2020, no Independent Trustee Nominee owned beneficially or of record any securities in Midas Management or Midas Securities, or in any person controlled by, under common control with, or controlling Midas Management or Midas Securities.

Current Leadership Structure of the Board and Oversight Responsibilities
The Board is responsible for the oversight of the Trust’s operations. The Board is currently composed of three members, two of whom are Independent Trustees.  As described below, the Board has an Audit Committee and a Nominating Committee, and may establish additional ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The inclusion of all Independent Trustees as members of the Trust’s Audit Committee and Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.
Thomas B. Winmill, an “interested person” of the Trust, acts as Chairman of the Board (“Chairman”) of the Trust.   Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, chief legal officer, compliance officer, and in other capacities. The Chairman presides at meetings of the Board, establishes the agenda for such meetings, and acts as the primary liaison between the Independent Trustees and the Funds’ management.  The Independent Trustees have not appointed a “lead independent trustee” to the Board.  The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Trust management in carrying out their responsibilities.  The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Trust management and the Board.  The Chairman may also perform such other functions as may be requested by the Trustees from time to time.  Designation as Chairman does not impose on Mr. Winmill any duties or standards greater than or different from other Trustees.  The Trustees have determined that the current leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Trust.
Risk Oversight
The operation of an investment company generally involves a variety of risks including, among others, investment, compliance, operational and valuation risks. As part of its oversight of the Trust, the Board oversees risk management through various regular Board and committee activities. As part of its regular oversight of the Trust, the Board, directly and/or through its committees, reviews reports from, among others, the Trust’s management, including the Trust’s Chief Compliance Officer, the Investment Manager, the Trust’s independent registered public accounting firm (“IRPAF”), outside legal counsel, and others, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. Different processes, procedures and controls are employed with respect to different types of risks. The conduct of the Trust’s day-to-day risk management functions are generally delegated to the Investment Manager and other service providers to the Trust. The Investment Manager and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Trust can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Qualification of Board of Trustees

Each Trustee’s background and his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Trust. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Trust, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than 15 years of the other investment companies in the Fund Complex. Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as an Independent Director and Trustee of the other investment companies in the Fund Complex. Thomas Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than 20 years of the other investment companies in the Fund Complex.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees and Board of Trustees’ Meetings

Audit Committee.  The Board has an Audit Committee comprised of all of the Independent Trustees. The purpose of the Audit Committee is to meet with the Trust’s independent registered public accounting firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF. The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting. The Audit Committee met three times during the fiscal year ended December 31, 2019. A current copy of the Trust’s Audit Committee Charter is available on the Fund’s website at www.MidasFunds.com.
 Nominating Committee. The Board also has a Nominating Committee, comprised of all the Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Trust’s Declaration of Trust and/or Bylaws (“Governing Documents”) or resolutions of the Board and other relevant factors, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2019. The Nominating Committee does not have a charter.

For the fiscal year ended December 31, 2019, the Board held four regularly scheduled meetings. For the fiscal year ended December 31, 2019, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board and of all Committees of the Board held during the period on which he served.  The Trust does not have a formal policy regarding attendance by Trustees at meetings of shareholders but encourages such attendance.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm.  TWB also acts as the independent registered public accounting firm for each investment company in the Fund Complex and as independent certified public accountants for Winco and its affiliates, including Midas Management and Midas Securities.  Apart from its fees received, neither TWB nor any of its partners has a direct, or material indirect, financial interest in the Funds or their affiliates.
Representatives of TWB are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees

The SEC’s auditor independence rules require the Audit Committee of the Trust to pre-approve (a) all audit and permissible non-audit services provided by the Trust’s IRPAF directly to the Trust and (b) those permissible non-audit services provided by the Trust’s IRPAF to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (“Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.  The Trust has no Affiliated Service Providers other than the Investment Manager and its affiliates.

The following table sets forth the aggregate fees billed for professional services rendered by TWB to the Trust for the fiscal years ended December 31, 2018 and 2019:

Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2018	$46,250	$4,000	$9,500	$0
2019	$46,750	$4,000	$9,500	$0

Audit Fees include the aggregate fees billed for each of the last two fiscal years for professional services rendered by TWB for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Related Fees include the aggregate amounts billed by TWB reasonably related to the performance of the audit of the Trust’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

Tax Fees include the aggregate fees billed for professional services rendered by TWB in connection with tax compliance, tax advice, and tax planning.

All Other Fees include the aggregate fees billed for products and services provided by TWB other than audit, audit-related, and tax services.

The aggregate non-audit fees billed by TWB for services rendered to the Trust, and rendered to the Trust’s Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust for each of the last two fiscal years of the Trust were $43,500 in 2019 and $43,000 in 2018.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Pursuant to the Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Trust, and any non-audit services proposed to be provided by TWB to the Trust’s Investment Manager and/or its affiliates, if the engagement relates directly to the Trust’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Trust is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Trust to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2018 and December 31, 2019, respectively.

The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining TWB’s independence.

OTHER BUSINESS
Under Maryland law, the only matters that may be acted on at a meeting of shareholders are those stated in the notice of the meeting.  Accordingly, other than procedural matters relating to the election of Trustees to the Board, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.
ADDITIONAL INFORMATION
In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Trust may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Trust will bear the cost of soliciting proxies. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund or the Fund’s transfer agent.
Discretionary Authority; Submission Deadlines for Shareholder Proposals
Although no business may come before the Meeting other than that specified in the Notice of Special Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Trust did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders.
The Trust does not hold regular annual meetings of shareholders. Shareholders wishing to submit proposals or nominations for inclusion in a proxy statement and form of proxy for a subsequent shareholders’ meeting should send their written proposals or nominations to the Secretary of the Trusts at 11 Hanover Square, 12th Floor, New York, New York 10005.  Shareholder proposals must be received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting to be considered for inclusion in that  proxy statement and form of proxy relating to the meeting.  Shareholder proposals that are not received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting will be considered untimely.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to applicable limitations under the federal securities laws.

Shareholder Communications with the Board
The Trust’s Board has adopted a process for shareholders to send communications to the Board.  To communicate with the Board or an individual Trustee, a shareholder must send a written communication to the Trust’s principal office at the address listed in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Trustee.  Such communications must be signed by the shareholder and identify the number of shares held by the shareholder.  All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8.

Investment Manager
The address of the Investment Manager is 11 Hanover Square, 12th Floor, New York, New York 10005. The Investment Manager provides investment advisory and administrative services to each Fund. The Investment Manager is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund.
The table below sets forth the management fee paid by each Fund to Midas Management during that Fund’s most recent fiscal year ended December 31, 2019.  The Funds also reimbursed Midas Management for providing at cost certain compliance and accounting services.  The costs of these administrative services are also set forth on the table below.  The Funds expect to continue to request such services from Midas Management.  During the fiscal year ended December 31, 2019, the Funds did not pay any commissions to brokers affiliated with Midas Management.

Fund	Management Fee Paid	Costs of Administrative Services
Midas Fund	$161,872	$89,325
Midas Magic	$136,016	$78,425

Any Purchases or Sales of Securities of the Investment Manager, its Parents, or Subsidiaries

Since the beginning of the most recently completed fiscal year, no Trustee or Nominee has made any purchases or sales of securities of the Investment Manager or its parents, or subsidiaries of either except as follows: in accordance with the Notice of Grant of Incentive Stock Option Award dated as of August 6, 2014 to Mr. Thomas Winmill, effective August 6, 2019, he elected to exercise the right to purchase 12,000 shares of Bexil at the price of $7.92 per share. Transactions involving securities in an amount not exceeding one percent of the outstanding securities of the Investment Manager or its parents, or subsidiaries of either, may be omitted. There is no arrangement or understanding with respect to the composition of the Board or of the Investment Manager, or with respect to the selection of appointment of any person to any office with either such company.

Underwriter/Distributor

The address of Midas Securities is 11 Hanover Square, New York, New York 10005.

Attendance at the Meeting

All shareholders who choose to attend the Meeting in person will need to present a valid government-issued photo identification (e.g., a driver’s license, state identification card or passport) at the door to be admitted to the Meeting. Additionally, if you hold your shares in a brokerage account or in the name of a bank or other holder of record and you plan to attend the Meeting, you will also need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of the Fund’s shares as of the Record Date and/or a legal proxy.

Householding

One document (i.e., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free 855-411-6432 or writing to the Funds at 11 Hanover Square, 12th Floor, New York, New York 10005.
October 6, 2020

IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24446-S10165

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect each of Jon Tomasson and Roger Atkinson to the Board of Trustees of the Trust, until his successor is elected and qualifies. | | | |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

Nominees:

**01) JON TOMASSON**
**02) ROGER ATKINSON**

Your vote is important! Please sign and date the proxy card below and return it promptly in the enclosed postage paid envelope or otherwise to Midas Series Trust c/o Proxy Services, P.O. Box 9172, Farmingdale, NY 11735-9848 so that your shares can be represented at the Meeting. **If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.**

**PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.**

**Note:** Please sign exactly as your name or names appear(s) on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at https://midasfunds.com/literature/.

D24447-S10165

## PROXY CARD
## MIDAS SERIES TRUST

**This Proxy is solicited by and on behalf of the Board of Trustees of Midas Series Trust (the "Trust") for the Special Meeting of Shareholders to be held on November 17, 2020 and at any postponements or adjournments thereof.**

The undersigned shareholder(s) of the Trust hereby appoint(s) Thomas B. Winmill and Russell Kamerman, and each of them, the attorneys and proxies of the undersigned and the proxy committee of the Trust, with full power of substitution in each of them, to attend the 2020 Special Meeting of Shareholders to be held **at the Trust's principal executive offices at 11 Hanover Square, 12th Floor, New York, New York 10005 on November 17, 2020 at 9:00 a.m., ET,** and any postponements or adjournments thereof ("Meeting"), to cast on behalf of the undersigned all votes that the undersigned is/are entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revoke(s) any proxy heretofore given for the Meeting.

**The votes entitled to be cast by the undersigned will be cast as instructed on this Proxy Card. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the proposal in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.**